UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2025

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2025 (the “Signing Date”), Advanced Micro Devices, Inc., a Delaware corporation (“AMD”), AMD Design, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of AMD (the “Seller”), and ZT Group Int’l, Inc., a New Jersey corporation and a direct wholly owned subsidiary of the Seller (the “Company”), entered into an Equity Purchase Agreement (the “Agreement”) with Sanmina Corporation, a Delaware corporation (“Buyer”), pursuant to which the Seller will sell all of the equity interests of the Company to Buyer (the “Equity Sale”).

The aggregate consideration (including contingent consideration) payable by Buyer to the Seller in connection with the Equity Sale is $3.0 billion. Pursuant to the terms of the Agreement, the Closing Consideration (as defined in the Agreement) consists of (a) $2.4 billion in the form of cash payable to the Seller, with customary adjustments for working capital and other items, and (b) a certain number of shares of Buyer common stock (“Buyer Stock”) issuable to the Seller (which such number of shares will be determined by dividing (i) $150 million by (ii) a price per share of Buyer Stock based on the daily volume-weighted average sales price per share of Buyer Stock on The Nasdaq Stock Market LLC for each of the five trading days ending on and including the second trading day immediately preceding the closing date of the Equity Sale (the “Closing Date”)) (rounded down to the nearest whole share). In addition, pursuant to the terms of the Agreement, the Seller will be eligible to receive up to $450 million of additional cash consideration (the “Contingent Consideration”), to the extent certain conditions are met following the closing of the Equity Sale.

The obligation of the parties to consummate the transactions contemplated by the Agreement is subject to the satisfaction or waiver of a number of customary conditions, including: (a) receipt of certain specified required regulatory approvals; (b) the absence of laws or orders restraining the consummation of the Equity Sale; (c) the representations and warranties of the Seller, the Company and Buyer being true and correct, subject to the materiality standards contained in the Agreement, and the Seller, the Company and Buyer having complied in all material respects with their respective obligations under the Agreement; (d) the absence of any effects that have constituted or resulted in, or would reasonably be expected to constitute or result in, a material adverse effect for Buyer or the Company; and (e) the receipt by Buyer and the Company of certain closing agreements and certificates.

The Agreement contains customary representations and warranties given by the Seller, the Company and Buyer. The Seller, the Company and Buyer have also each made customary covenants in the Agreement, including covenants by the Company relating to conduct of its business prior to the closing of the Equity Sale. The Agreement contains customary termination rights for the Company and Buyer, including if the Share Purchase is not completed by May 18, 2026 (subject to extension, including two automatic extensions until November 18, 2026, to the extent certain specified required regulatory approvals remain outstanding) (the “Outside Date”). Under the Agreement, the Company will be entitled to receive a termination fee of up to $153 million from Buyer if the Agreement is terminated in certain circumstances related to the failure to obtain certain regulatory approvals prior to the Outside Date. The parties have generally agreed to use their respective reasonable best efforts to complete the Equity Sale, including obtaining certain specified required regulatory approvals for the transaction.

The Seller has agreed not to dispose of the shares of Buyer Stock issued as part of the Closing Consideration for a period of three years following the Closing Date; provided that the Seller may dispose of one third of the shares of Buyer Stock after the first anniversary of the Closing Date and another one third of the shares of Buyer Stock after the second anniversary of the Closing Date.

The foregoing description of the Equity Sale and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Seller Parent, the Seller or the Company.

The Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Agreement reflect negotiations between the parties to the Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, and unless required by applicable law, Seller Parent, the Seller and the Company undertake no obligation to update such information.

Item 7.01 Regulation FD Disclosure.

On May 19, 2025, AMD, issued a press release announcing execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning Advanced Micro Devices, Inc. (“AMD”), ZT Group Int’l, Inc (“ZT Systems”) and Sanmina Corporation (“Sanmina”), the proposed transaction described herein and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements contained herein relate to, among other things, Sanmina as a preferred NPI strategic partner and expected benefits and results from such preferred strategic partnership;, AMD’s ability to accelerate the quality and time-to-deployment of AMD AI systems with ZT Systems design and customer enablement teams, obtaining applicable regulatory approvals, satisfying other closing conditions to the transaction, the expected timing of the transaction, the expected benefits to result from the transaction, AMD’s ability to accelerate AI innovation while providing the choice and open ecosystem options that customers want, the ability of AMD to leverage the systems expertise of the ZT Systems design team while optimizing AMD’s operational structure, and AMD’s ability to drive growth across its data center and AI businesses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to formalize the contemplated preferred NPI manufacturing partnership between AMD and Sanmina or the failure for such preferred strategic partnership to achieve its anticipated results; failure to accelerate the quality and time-to-deployment of AMD AI systems with ZT Systems design and customer enablement teams; failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; negative effects of the announcement of the transaction; risks that AMD will not realize expected benefits from the transaction or may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; significant transaction costs, or difficulties and/or unknown or inestimable liabilities in connection with transaction; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; the potential impact of the announcement or consummation of the transaction on AMD’s, Sanmina’s or either of their relationships with suppliers, customers, employees and regulators; and demand for AMD’s or Sanmina’s products. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. AMD does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Equity Purchase Agreement dated as of May 18, 2025, by and among Advanced Micro Designs, Inc., AMD Design, LLC, ZT Group Int’l, Inc. and Sanmina Corporation.

99.1	Press Release of Advanced Micro Devices, Inc., dated May 19, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Buyer hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Jean Hu
	Name:	Jean Hu
	Title:	Executive Vice President, Chief Financial Officer & Treasurer